SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2011

ELLINGTON FINANCIAL LLC

(Exact name of registrant as specified in its charter)

Delaware	001-34569	26-0489289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

53 Forest Avenue

Old Greenwich, CT 06870

(Address and zip code of

principal executive offices)

Registrant’s telephone number, including area code: (203) 698-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 10, 2011, Ellington Financial LLC (the “Company”) issued a press release announcing that its Board of Directors has declared a quarterly dividend of $1.31 per common share for the fourth quarter of 2010. The dividend will be paid on March 15, 2011 to shareholders of record on March 1, 2011. A copy of the press release is filed herewith as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being filed herewith this Current Report on Form 8-K.

99.1	Press Release dated February 10, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ELLINGTON FINANCIAL LLC (Registrant)

Date: February 11, 2011	By:	/s/ Lisa Mumford
Lisa Mumford Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated February 10, 2011.